                                                                      EXHIBIT 25

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                           _________________________

                                 F O R M   T-1

STATEMENT OF ELIGIBILITY AND QUALIFICATION UNDER THE TRUST INDENTURE ACT
                           OF 1939 OF A CORPORATION
                         DESIGNATED TO ACT AS TRUSTEE

                           _________________________

   CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(B)(2)____.

                   CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)


ORGANIZED UNDER THE LAWS OF                                           74-0800980
THE UNITED STATES OF AMERICA                                    (I.R.S. employer
(State of incorporation                                      identification no.)
if not a National Bank)

712 MAIN STREET                                                       77002
HOUSTON, TEXAS                                                        (ZIP CODE)
(Address of principal executive offices)

LEE BOOCKER
CHASE BANK OF TEXAS, NATIONAL ASSOCIATION
712 MAIN STREET, 26TH FLOOR
HOUSTON, TEXAS 77002
(713) 216-2448
(Name, address and telephone
number of agent for service)

                  __________________________________________



                                  ONEOK, INC.
              (Exact name of obligor as specified in its charter)



OKLAHOMA                                                              73-1520922

(State or other jurisdictions of                                (I.R.S. employer
incorporation or organization)                              identification nos.)


100 WEST FIFTH STREET
TULSA, OKLAHOMA                                                       74103
(Address of obligor's principal executive offices)                    (ZIP CODE)


                         $400,000,000 DEBT SECURITIES
                      (Title of the indenture securities)

ITEM 1.    GENERAL INFORMATION.
           -------------------

           FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:


           (a) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

           NAME                                                      ADDRESS
           --------------------------------------------------------------------

           Comptroller of the Currency                         Washington, D.C.
           Board of Governors of the Federal Reserve System    Washington, D.C.
           Federal Deposit Insurance Corporation               Washington, D.C.


           (b) Whether it is authorized to exercise corporate trust powers.


           Yes, the trustee is authorized to exercise corporate trust powers..

ITEM 2.    AFFILIATIONS WITH THE OBLIGOR.
           -----------------------------

           IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION. (SEE NOTE ON PAGE 3)

           The obligor is not an affiliate of the trustee.

ITEM 16.   LIST OF EXHIBITS.
           ----------------

           LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF
           ELIGIBILITY:

           Exhibit 1. A copy of the Articles of Association of the Trustee as now in effect.
           Exhibit 2. A copy of the certificate of authority of the Trustee to commence business.
           Exhibit 3. A copy of the authorization of the Trustee to exercise corporate trust powers.
           Exhibit 4.   A copy of the existing bylaws of the Trustee.
           Exhibit 5.   Not Applicable.
           Exhibit 6. The consents of the United States institutional trustees required by Section 321(b) of the Trust Indenture Act of 1939.
           Exhibit 7. A copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.
           Exhibit 8.   Not Applicable.
           Exhibit 9.   Not Applicable.

                      NOTE REGARDING INCORPORATED EXHIBIT

Effective January 20, 1998, the name of the Trustee was changed from Texas Commerce Bank National Association to Chase Bank of Texas, National Association. The exhibits incorporated herein by reference, except for Exhibit 7, were filed under the former name of the Trustee.

           Exhibit 1. Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No.33-56195.
           Exhibit 2. Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No.33-42814.
           Exhibit 3. Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-11 File No.33-25132.
           Exhibit 4. Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities and Exchange Commission as exhibit to the Form S-3 File No.33-65055.
           Exhibit 6.   Incorporated herewith.
           Exhibit 7. Incorporated by reference to exhibit bearing the same designation and previously filed with the Securities Exchange Commission as exhibit to the Form S-3 File No.333-52197.

NOTE: THE ANSWER TO ITEM 2 IS BASED IN PART ON INFORMATION PROVIDED OR CONFIRMED BY THE OBLIGOR. THE ACCURACY AND COMPLETENESS OF SUCH INFORMATION IS HEREBY DISCLAIMED BY THE TRUSTEE.

                                   SIGNATURE


        Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, Chase Bank of Texas, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Dallas, and State of Texas, on the 26th day of August 1998.



                                  CHASE BANK OF TEXAS, NATIONAL ASSOCIATION



                                  By: /s/ Michael A. Scrivner
                                     -------------------------------------------
                                  Name:     Michael A. Scrivner
                                  Title:    Vice President

                                 EXHIBIT 6


Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

  The undersigned is trustee under an indenture between ONEOK, Inc., an Oklahoma corporation (the "Company") and Chase Bank of Texas, National Association (formerly known as Texas Commerce Bank National Association), as Trustee, entered into in connection with the issuance of the Corporation's Debt Securities.

  In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned hereby consents that reports of examinations of the undersigned, made by Federal or State authorities authorized to make such examinations, may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                       CHASE BANK OF TEXAS, NATIONAL ASSOCIATION


                                       By: /s/ Michael A. Scrivner
                                          -----------------------------------
                                       Name:   Michael A. Scrivner
                                       Title:  Vice President
                                       Date:   August 26, 1998